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                             AM COMMUNICATIONS, INC.

                             1999 STOCK OPTION PLAN
 1.       Purpose

          The purpose of the 1999 Stock Option Plan (referred to herein as the "Plan") of AM Communications, Inc. (the "Company") is to provide a means by which certain employees and directors of, and others providing services to or having a relationship with, the Company and its subsidiaries (as such term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) may be given an opportunity to purchase common stock of the Company ("Common Stock"). The Plan is intended to promote the interests of the Company by encouraging stock ownership on the part of such individuals, by enabling the Company and its subsidiaries to secure and retain the services of highly qualified persons, and by providing such individuals with an additional incentive to advance the success of the Company and its subsidiaries.

2.       Administration

         The Plan shall be administered by a Committee consisting of not less than two directors (the "Committee") to be appointed from time to time by the Board of Directors. Membership on the Committee shall in any event be limited to those members of the Board who are "Non-Employee Directors" as defined in the regulations promulgated by the Securities Exchange Commission pursuant to
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall have the power to select optionees, to establish the number of shares and other terms applicable to each such option, to construe the provisions of the Plan, and to adopt rules and regulations governing the administration of the Plan. All power and authority granted hereunder to the Committee may, at the discretion of the Board of Directors, be exercised by the Board. The members of the Board of Directors or the Committee shall not be liable for any action or determination made in good faith with respect to the Plan or to any option granted pursuant thereto.

3.       Eligibility

         The persons who shall be eligible to participate in this Plan and receive options hereunder shall be the Company's directors and such employees and other individuals who provide services to or otherwise have a relationship with the Company or its subsidiaries as the Committee shall from time to time determine to be key individuals to the success of the Company.



                                 Exhibits 10-f


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4.       Allotment of Shares

         A maximum of Ten Million (10,000,000) authorized but unissued shares of the Common Stock, $0.10 par value, of the Company will be allotted to the Plan. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-optioned under the Plan.

5.       Effective Date and Term of Plan

         The effective date of the Plan is the date on which it is approved by the affirmative vote of shareholders owning a majority of the Common Stock of the Company. The Plan shall terminate on the tenth anniversary of its effective date, but the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the optionee, any of the rights or obligations of any option theretofore granted under the Plan.

6.        Terms and Conditions

          A.      All Options

                  Stock options granted pursuant to this Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve. Nothing in this Plan or any option granted hereunder shall govern the employment rights and duties between the optionee and the Company or subsidiary. Neither this Plan, nor any grant or exercise pursuant thereto, shall constitute an employment agreement among such parties. The following shall also apply to all options granted under the Plan:

                   (i)      Option Price

                            The option price per share for each stock option
                   shall be determined by the Committee, consistent with the provisions of this Plan.

                   (ii)     Time of Exercise of Option

                            Except as otherwise set forth herein, the Committee
                   shall establish the option period and time or times within the option period when the stock option may be exercised in whole or in such parts as may be specified from time to time by the Committee. No option shall be exercisable until after the expiration of six months from the date of grant. With respect to an optionee whose employment with the Company is about to terminate (for whatever reason), the Committee may in its discretion accelerate the time or times when any particular stock option held by said optionee may be so exercised so that such time or times are earlier than those




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                                  Exhibits 10-f


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                   originally provided in said option. In all cases exercise of a stock option granted to an employee shall be subject to the provisions of Section 6A(v).

                   (iii)    Payment and Manner of Exercise

                            The entire option price shall be paid at the time
                   the option is exercised. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, in accordance with such administrative procedures as may from time to time be specified by the Committee. Such notice of exercise shall be accompanied by full payment for the shares by: (1) certified or official bank check or the equivalent thereof acceptable to Company; (2) by tendering to the Company shares of Common Stock, or requesting the Company to accept shares to be acquired by exercising the option, having an aggregate fair market value, determined by the Company at the date of payment, equal to the option price; or (3) any combination of the foregoing. Upon exercise, the Company shall deliver to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such periods as may be required for it with reasonable diligence to comply with any requirements of law; and provided further that in the event the Common Stock issuable upon exercise is not registered under the Securities Act of 1933 (the "Act"), then the Company may require that the registered owner deliver an investment representation in form acceptable to the Company and its counsel and the Company will place a legend on the certificate for such Common Stock restricting the transfer of same. There shall be no obligation or duty for the Company to register under the Act at any time the Common Stock issuable upon exercise of the options. If the optionee (or other person entitled to exercise the option) fails to accept delivery, the optionee's payment shall be returned and the right to exercise the option with respect to such undelivered shares shall be terminated.

                   (iv)     Non-Transferability of Option

                            An option by its terms shall not be transferable by
                   the optionee otherwise than by will or by the laws of descent and distribution.

                   (v)      Rights after Termination of Employment

                            In the event of termination of employment due to any
                   cause other than death or disability, rights to exercise the stock option shall terminate three months following cessation of employment. In the event of termination of employment due to disability (within the meaning of Section 22(e)(3) of the Code) or death, such

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                                 Exhibits 10-f

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                   optionee or executor, administrator or devisee of an
                   optionee, shall have the right to exercise such option (to the extent otherwise exercisable) at any time within one year after cessation of employment by reason of such disability or death.

                   (vi)     Effect of Termination of Directorship

                            An option granted to a director shall not be
                   affected solely due to the fact that the holder ceases, for whatever reason, to serve on the Board of Directors.

                   (vii) Adjustment in Event of Recapitalization of the Company

                            In the event of a reorganization, recapitalization,
                   stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Board of Directors shall make such adjustment as it may deem equitably required, in the number and kind of shares authorized by and for the Plan, in the number and kind of shares covered by the options granted, and in the option price.

                   (viii)   Change in Control

                           Notwithstanding any other provision of this Plan, if
                   there is a Change in Control of the Company, all then outstanding stock options shall immediately become exercisable. For purposes of this Section (viii), a "Change in Control" shall be deemed to have occurred in the event of a change in control of the Company which would be required to be reported in response to Item 1 of Form 8-K promulgated under the Exchange Act; provided that a Change in Control shall in no event be deemed to have occurred for the purposes hereof solely due to the grant of voting rights (including by the entering into of a voting trust), or the termination or modification of such grant of voting rights, by any individual who, at the time of adoption of this Plan, owns in excess of 30% of the Common Stock of the Company.

          B.      Non-Qualified Stock Options

                  The Committee may, in its discretion, grant options under the Plan which, in whole or in part, do not qualify as incentive stock options under
Section 422 of the Code ("Non-Qualifying Options"). The terms and conditions of the Non-Qualifying Options shall be governed by Section 6A above.

          C.      Incentive Stock Options

                  The Committee may, in its discretion, grant options under the Plan which qualify, in whole or in part, as incentive stock options under
Section 422 of the Code. In addition to the terms


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                                  Exhibits 10-f


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and conditions set forth in Section 6A above, the following terms and conditions shall govern any incentive stock option issued under the Plan:

                   (i)      Maximum Fair Market Value of Incentive Stock Options

                            No optionee may have incentive stock options which
                   become exercisable for the first time in any calendar year (under all incentive stock option plans of the Company and its subsidiary corporations) with an aggregate fair market value (determined as of the time such option is granted) in excess of One Hundred Thousand Dollars ($100,000).

                   (ii)     Option Price

                            The option price per share for each incentive stock
                   option shall be 100% of the fair market value of the Common Stock on the date the option is granted; except, in the case of the grant to an optionee who owns Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the option price of such option shall be at least 110% of the fair market value of the Common Stock on the date the option is granted. The fair market value shall be determined as prescribed by the Code and regulations promulgated thereunder.

                   (iii)    Period of Option

                            Each incentive option shall expire ten years from
                   the date it is granted or at the end of such shorter period as may be designated by the Committee on the date of grant; except, in the case of the grant of an incentive stock option to an optionee who owns Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such option shall not be exercisable after the expiration of five years from the date it is granted.

                   (iv)     Eligible Participants

                            Incentive stock options may be issued only to
                   employees of the Company or its parent or subsidiary corporation or corporations.


7.       Amendment of Plan

         The Board, within its discretion, shall have authority to amend the Plan and the terms of any option issued hereunder; provided, that no such action of the Board of Directors, without the approval of the Shareholders of the Company, shall:

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                                  Exhibits 10-f


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                   (a) materially increase the benefits accruing to optionees under the Plan;

                   (b) increase the number of securities which may be issued under the Plan; or

                   (c) materially modify the requirements as to eligibility for participation under the Plan.



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                                 Exhibits 10-f